UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment and Restatement of the 2014 Equity Incentive Award Plan

On April 29, 2024, the Board of Directors (the “Board”) of Ardelyx, Inc. (the “Company”) approved an amendment and restatement of the Company’s 2014 Equity Incentive Award Plan (the “2014 Equity Plan”). The amended and restated 2014 Equity Plan is referred to herein as the “A&R 2014 Equity Plan.”

At the 2024 Annual Meeting of Stockholders of the Company held on June 14, 2024 (the “2024 Annual Meeting”), the stockholders of the Company approved the Company’s A&R 2014 Equity Plan. A description of the A&R 2014 Equity Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024, as supplemented by the Company’s Proxy Statement Supplement, as filed with the SEC on June 4, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the A&R 2014 Equity Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Approval of an Amendment and Restatement of the 2014 Employee Stock Purchase Plan

On April 29, 2024, the Company’s Board approved an amendment and restatement of the Company’s 2014 Employee Stock Purchase Plan (the “ESPP”). The amended and restated ESPP is referred to herein as the “A&R ESPP.” A summary of the principal features of the A&R ESPP is set forth under Proposal 3 of the Proxy Statement, which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the A&R ESPP, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 14, 2024, the Company held its 2024 Annual Meeting virtually. Only stockholders of record at the close of business on April 15, 2024, the record date for the 2024 Annual Meeting, were entitled to vote. As of the record date, 233,976,572 shares of the Company’s common stock were outstanding and entitled to vote at the 2024 Annual Meeting. At the 2024 Annual Meeting, 171,275,741 shares of the Company’s common stock were voted in person or by proxy for the five proposals set forth below, each of which is described in the Proxy Statement.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the Class I director nominees below to the Company’s Board to hold office until the 2027 Annual Meeting of Stockholders or until their successors are elected.

Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
William A. Bertrand, Jr., Esq.	100,210,607	24,752,894	46,312,240
Onaiza Cadoret-Manier	106,512,641	18,450,860	46,312,240

Proposal No. 2 - Approval of the Amendment and Restatement of the Company’s 2014 Equity Incentive Award Plan

The Company’s stockholders approved the proposal to amend and restate the Company’s 2014 Equity Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,258,953	46,104,633	599,915	46,312,240

Proposal No. 3 - Approval of the Amendment and Restatement of the Company’s 2014 Employee Stock Purchase Plan

The Company’s stockholders approved the proposal to amend and restate the Company’s 2014 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,752,756	4,639,502	571,243	46,312,240

Proposal No. 4 - Approval, on a non-binding, advisory basis, of the Say-On-Pay proposal

The Company’s stockholders approved, on a non-binding, advisory basis, the Say-On-Pay proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,195,368	7,710,125	1,058,008	46,312,240

Proposal No. 5 - Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,099,574	3,561,017	615,150	—
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Ardelyx, Inc. Amended and Restated 2014 Equity Incentive Award Plan

10.2	Ardelyx, Inc. Amended and Restated 2014 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	ARDELYX, INC.

	By:	/s/ Elizabeth Grammer
Elizabeth Grammer
Chief Legal and Administrative Officer